SCHEDULE 14A
                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (AMENDMENT NO.   )

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     Rule 14a-6(e)(2))
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[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               International Telecommunication Data Systems, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
              ----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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

              INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.

                             225 High Ridge Road
                         Stamford, Connecticut 06905

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 8, 1997

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of International Telecommunication Data Systems, Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, April 8, 1997 at 10:00 a.m. at the Corporation, 225 High Ridge Road, Stamford, Connecticut (the "Meeting") for the purpose of considering and voting upon the following matters:

   1. To elect two Class I Directors for the ensuing three years;

   2. To ratify the selection of Ernst & Young LLP as the Corporation's independent public accountants for the current year; and

   3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on Monday, February 24, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

   A copy of the Corporation's Annual Report to Stockholders for the year ended December 31, 1996, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                 By order of the Board of Directors,


                                 LEWIS D. BAKES, Secretary

March 8, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

              INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.

                             225 High Ridge Road
                         Stamford, Connecticut 06905

                               PROXY STATEMENT
                      For Annual Meeting of Stockholders
                           To Be Held April 8, 1997

                                   ----------

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of International Telecommunication Data Systems, Inc. (the "Corporation") at the Annual Meeting of Stockholders to be held on Tuesday, April 8, 1997 at 10:00 a.m. at the Corporation, 225 High Ridge Road, Stamford, Connecticut and at any adjournment of that meeting (the "Meeting").

   All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Corporation or by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the Proxy and vote in person.

   On February 24, 1997, the record date for determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 8,436,504 shares of Common Stock of the Corporation, $.01 par value per share (the "Common Stock"). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information as of December 31, 1996 with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Corporation to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the directors and director nominees of the Corporation, (iii) the Chief Executive Officer and the other executive officers listed in the Summary Compensation Table below (the "Named Executive Officers"), and (iv) the directors and executive officers of the Corporation as a group.

                                                     Amount and Nature
                                                of Beneficial Ownership(2)
                                              --------------------------------
             Name and Address(1)                Number of
             of Beneficial Owner                  Shares      Percent of Class
--------------------------------------------  --------------- ----------------
Connecticut Innovations, Incorporated  .......          437,724       5.2%
 845 Brook Street
 Rocky Hill, CT 06067
Essex Investment Management Company ..........        1,079,100      12.8%
 125 High Street
 South Boston, MA 02110
Anne Wells(3) ................................          588,391       7.0%
 45 Augur Lane
 Durham, CT 06422
Charles L. Bakes(4) ..........................        1,301,573      15.4%
Mark D. Spitzer ..............................        1,039,960      12.3%
Lewis D. Bakes(5)  ...........................          998,500      11.8%
Barry K. Lewis(6)  ...........................           21,083        *
Stuart L. Bell  ..............................           10,000        *
Michael E. Kalogris ..........................                0        *
All directors and executive officers as a
  group (7 persons) ..........................        3,395,116      40.2%

----------------------
* Less than 1%

(1) The address of each person in the table other than Connecticut Innovations, Incorporated, Essex Investment Management Company and Anne Wells is 225 High Ridge Road, Stamford, Connecticut 06905.

(2) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after December 31, 1996 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity. Percentage of Class is based on 8,436,504 shares of Common Stock outstanding as of December 31, 1996, plus any shares subject to outstanding stock options held by the person in question.

(3) Includes 177,600 shares beneficially owned by Ms. Wells' husband, as to which shares Ms. Wells disclaims beneficial ownership.

(4) Represents 1,301,573 shares beneficially owned by Mr. C. Bakes' wife, as to which shares Mr. C. Bakes disclaims beneficial ownership.

(5) Represents 998,500 shares beneficially owned by Mr. L. Bakes' wife, as to which shares Mr. L. Bakes disclaims beneficial ownership.

(6) Includes 2,750 shares issuable pursuant to outstanding options exercisable within 60 days.

Votes Required

   The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

   The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of the Class I Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required for the ratification of the appointment of the Corporation's independent accountants.

   Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election of the Class I Directors or the ratification of the appointment of independent accountants.

                            ELECTION OF DIRECTORS

   The Corporation has a classified Board of Directors consisting of two Class I Directors, two Class II Directors, and one Class III Director. The Class I, Class II and Class III Directors will serve until the annual meeting of stockholders to be held in 1997, 1998 and 1999, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

   The persons named in the enclosed proxy will vote to elect, as Class I Directors, Stuart L. Bell and Michael E. Kalogris, the two director nominees named below, unless the proxy is marked otherwise. Messrs. Bell and Kalogris are currently directors of the Corporation.

   Each Class I director will be elected to hold office until the 2000 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

   For each member of the Board of Directors, including those who are nominees for election as Class I Directors, listed below is information given by each concerning his principal occupation and business experience for the past five years, the names of other publicly held companies of which he serves as a director and his age and length of service as a director of the Corporation.


                                   Director          Principal Occupation, Other Business Experience
         Name           Age         Since            During Past Five Years and Other Directorships
---------------------  ----- ------------------      -----------------------------------------------------------------------------
Nominees for Terms Expiring in 2000 (Class I Directors)

Stuart L. Bell           43          1996            Chairman of the Board of Innovative Medical Research, Inc., a company that executes clinical trials, Assistant to the Chief Executive Officer of CUC
                                                     International, a membership services company, and a director of Harbinger
                                                     Corporation, an electronic commerce company since 1995; Chief Financial
                                                     Officer, Treasurer and Executive Vice President, Office of the President, of
                                                     CUC International from 1975 to 1995.

                                      3

                                   Director          Principal Occupation, Other Business Experience
         Name           Age         Since            During Past Five Years and Other Directorships
 ---------------------  ----- ------------------     ----------------------------------------------------------------------------
Michael E. Kalogris      47          1996            President and Chief Executive Officer of Horizon Cellular Group, an owner and operator of cellular telephone systems, since September 1991; Member of the
                                                     Board of Directors of Horizon Cellular Group and Systems/Link Corporation, a
                                                     provider of fraud technology and fraud technology services.

Directors Whose Terms Expire in 1998 (Class II Directors)
Lewis D. Bakes           39          1990            Executive Vice President and Chief Operating Officer of the Corporation since
                                                     1990.

Mark D. Spitzer          47          1990            Executive Vice President and Chief Financial Officer of the Corporation since
                                                     1990.

Director Whose Term Expires in 1999 (Class III Director)
Charles L. Bakes         66          1990            President and Chief Executive Officer of the Corporation since 1990.

   For information relating to shares of Common Stock owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."

Board and Committee Meetings

   The Corporation has a standing Audit Committee of the Board of Directors, which was established in 1996 and is responsible for reviewing financial reports, accounting procedures and the scope and results of the annual audit of the Corporation's financial statements. The Audit Committee did not meet during 1996. The current members of the Audit Committee are Messrs. Bell, Kalogris and Spitzer.

   The Corporation has a standing Compensation Committee of the Board of Directors, which was established in 1996 and is responsible for reviewing compensation issues and making decisions concerning the compensation (including stock option grants) of the Corporation's executive officers. The Compensation Committee did not meet during 1996. The current members of the Compensation Committee are Messrs. Bell and Kalogris.

   The Board of Directors met three times during 1996. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Director Compensation

   Directors are not entitled to compensation in their capacities as directors. All of the directors are reimbursed for their expenses incurred in connection with their attendance at Board and committee meetings.

   On September 30, 1996, the Corporation granted to each of Messrs. Bell and Kalogris an option to purchase up to 25,000 shares of Common Stock at an exercise price of $12.00 per share. Each option becomes exercisable in four equal annual installments beginning September 30, 1997.

Compensation of Executive Officers

 Employment Agreement

   The Corporation has an employment agreement dated June 1994, as amended on September 30, 1996 with Barry K. Lewis, Senior Vice President of Customer Services. The agreement terminates on July 4, 1997, unless sooner terminated as provided therein. The agreement provides for an annual base salary of $135,000 per year (plus performance bonuses to be determined in the sole discretion of the Board of Directors). The agreement also contains a non-competition provision pursuant to which Mr. Lewis is prohibited from competing with the Corporation during his employment with the Corporation and for one year thereafter.

 Summary Compensation Table

   The following table sets forth the compensation for the fiscal years ended December 31, 1995 and 1996 for the Corporation's Chief Executive Officer and its three most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 in 1996 (the Chief Executive Officer and such other executive officers are hereinafter referred to as the "Named Executive Officers"):



                          SUMMARY COMPENSATION TABLE

                                                        Annual                   Long-Term
                                                     Compensation           Compensation Awards
                                               ------------------------- -------------------------
                                                                          Restricted   Securities
                                     Fiscal                                 Stock      Underlying   All Other
   Name and Principal Position        Year        Salary       Bonus        Awards      Options    Compensation
 -------------------------------- ------------ ------------ ------------ ------------ ------------  ------------
Charles L. Bakes ................     1996       $362,136     $ 87,084           --          --            --
 President, Chief Executive           1995       $239,950     $308,825           --          --            --
 Officer and Director

Mark D. Spitzer .................     1996       $376,647     $ 87,083           --          --            --
 Executive Vice President,            1995       $322,887     $294,798           --          --            --
 Chief Financial Officer,
  Treasurer and Director

Lewis D. Bakes ..................     1996       $376,647     $ 87,083           --          --            --
 Executive Vice President,            1995       $321,172     $290,913           --          --            --
 Chief Operating Officer,
 Secretary and Director

Barry K. Lewis ..................     1996       $129,588           --     $293,145      14,000      $275,000(1)
 Senior Vice President of             1995       $115,000     $  7,500           --          --            --
 Customer Services

----------
(1) Mr. Lewis received a one-time payment of $275,000 on November 7, 1996 pursuant to the terms of his employment agreement with the Corporation.

 Option Grants Table

   The following table sets forth certain information concerning grants of stock options made during fiscal 1996 to each of the Named Executive
Officers:

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        Potential
                                                                                        Realizable
                                                                                         Value at
                                                Individual Grants                        Assumed
                            ---------------------------------------------------------  Annual Rates
                                            Percentage                                   of Stock
                                             of Total                                     Price
                              Number of      Options                                   Appreciation
                             Securities      Granted       Exercise                        for
                             Underlying    to Employees      Price                    Option Term(2)
                               Options      in Fiscal         Per        Expiration   --------------
Name                           Granted         Year          Share         Date(1)       5%   10%
--------------------------  -------------  -------------  -------------  ------------- --------------
Charles L. Bakes .........       --             --            --             --             --
Mark D. Spitzer ..........       --             --            --             --             --
Lewis D. Bakes  ..........       --             --            --             --             --
Barry K. Lewis  ..........     12,000(3)       3.0%         $14.00         9/30/06   $105,654/$267,749
                                2,000(4)       0.5%         $21.00        12/17/06   $ 26,413/$ 66,937

----------
(1) The expiration date of an option is the tenth anniversary of the date on which the option was originally granted.

(2) The amounts shown in these columns represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionholders' continued employment through the option period, and the date on which the options are exercised.

(3) Options become exercisable in 16 quarterly installments beginning on the date of grant.

(4) Options were immediately exercisable upon grant.

 Aggregated Option Exercises and Year-End Option Table

   The following table sets forth certain information concerning each exercise of a stock option during the fiscal year ended 1996 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 1996:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                                                                                        Value of
                                                                      Number of       Unexercised
                                                                       Shares         in the Money
                                                                     Underlying        Options at
                                                                      Option at          Fiscal
                                                                   Fiscal Year-End    Year-End(1)
                                Number of Shares                  ----------------  ----------------
                                  Acquired on         Value         Exercisable/      Exercisable/
Name                                Exercise         Realized       Unexercisable    Unexercisable
 ------------------------------ ---------------- ---------------- ----------------  ----------------
Charles L. Bakes ............          --               --               --                  --
Mark D. Spitzer .............          --               --               --                  --
Lewis D. Bakes  .............          --               --               --                  --
Barry K. Lewis  .............          --               --          2,750/11,250   $14,187.50/$115,312.50

----------
(1) Based on the difference between each option exercise price and the fair market value of the Common Stock as of December 31, 1996 ($24.25 per share, as quoted on the Nasdaq National Market) multiplied by the number of shares underlying the options.

 Report of the Board of Directors on Executive Compensation

   The Corporation's Board of Directors was responsible for establishing compensation for 1996 and all previous years, with respect to the Corporation's executive officers, including the Chief Executive Officer. Charles L. Bakes is a member of the Board of Directors and is also the Chief Executive Officer of the Corporation. Mark D. Spitzer and Lewis D. Bakes are each members of the Board of Directors and are also executive officers of the Corporation.

   The Board of Directors established a Compensation Committee in September 1996. The Compensation Committee will be responsible for establishing the compensation of executive officers in the future and currently anticipates doing so in a manner that is consistent with the prior methods and policies of the Board of Directors.

   The Board of Directors sought to achieve two primary goals in connection with the Corporation's executive compensation programs and decisions regarding individual compensation. First, the Board of Directors structured executive compensation programs in a manner that it believed would enable the Corporation to attract and retain key executives. In order to ensure continuity of certain key members of management, the Board of Directors approved multi-year employment contracts for those executive officers who were not among the Corporation's founders. Second, the Corporation's executive compensation programs are intended to provide new executives with an equity interest in the Corporation so as to link a portion of the compensation of the Corporation's executives with the performance of the Corporation's Common Stock.

   The compensation programs for the Corporation's executives established by the Board of Directors consist of a base salary, an annual cash bonus and/or a stock-based equity incentive award.

   In establishing base salaries for the executive officers, including the Chief Executive Officer, the Board of Directors monitored salaries at other companies, particularly those that are in the same industry as the Corporation or related industries and/or located in the same general geographic area as the Corporation, considered historic salary levels of the individual and the nature of the individual's responsibilities and compared the individual's base salary with those of other executives at the Corporation. To the extent determined to be appropriate, the Board of Directors also considered the Corporation's financial performance and the individual's performance.

   In establishing bonuses for the executive officers, including the Chief Executive Officer, the Board of Directors considered a combination of individual and corporate performance during the past year.

   A number of the executive officers hold a substantial security interest in the Corporation. For those executive officers who do not hold such an interest, the Board of Directors has used restricted stock grants and stock options as a significant element of the compensation package. It is not currently the policy of the Board of Directors to grant stock options to executives annually, and the timing of such grants, if any, will depend upon a number of factors, including new hires of executives, the executives' current stock and option holdings and such other factors as the Compensation Committee deems relevant. When granting stock options, it has generally been the policy of the Board of Directors to fix the exercise price of such options at 100% of the fair market value of the Common Stock on the date of grant.

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In this regard, the Corporation has limited the number of shares subject to stock options which may be granted to Corporation employees in a manner that complies with the performance-based requirements of Section 162(m). It does not appear that the Section 162(m) limitation will have a significant impact on the Corporation in the near term. While the Committee does not currently intend to qualify its incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Corporation.

                                    BOARD OF DIRECTORS
                                    Charles L. Bakes
                                    Mark D. Spitzer
                                    Lewis D. Bakes
                                    Stuart L. Bell
                                    Michael E. Kalogris

Compensation Committee Interlocks and Insider Participation

   The Corporation's Board of Directors was responsible for establishing compensation for 1997 and all previous years, with respect to the Corporation's executive officers, including the Chief Executive Officer. Charles L. Bakes is a member of the Board of Directors and is also the Chief Executive Officer of the Corporation. Mark D. Spitzer and Lewis D. Bakes are each members of the Board of Directors and are also executive officers of the Corporation.

   The current members of the Corporation's Compensation Committee are Messrs. Bell and Kalogris. Other than as stated in the preceding paragraph, no executive officer of the Corporation has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Corporation.

Certain Transactions

   Since January 1, 1996, the Corporation has entered into or engaged in the following transactions with the following directors, officers and stockholders who beneficially own more than 5% of the outstanding Common Stock of the Corporation ("5% Stockholders"), and affiliates of such directors, officers and 5% Stockholders:

   Pursuant to Software License Agreements entered into by the Corporation in the normal course of its business, in January 1994 and May 1994, Horizon Cellular Group ("Horizon") paid the Corporation $2,014,571 for billing software and services rendered in 1996. Mr. Kalogris, who became a director of the Corporation in August 1996, serves as President, Chief Executive Officer and a director of Horizon.

   In connection with its recapitalization (the "Recapitalization"), in 1996, the Corporation was reincorporated in the State of Delaware pursuant to a merger and an 800-for-1 stock split was effected. Pursuant to the Recapitalization, the Corporation's treasury shares and Class A and Class B Preferred Stock were retired, and the holders of shares of Class A and Class B Preferred Stock were issued as merger consideration an aggregate of 852,812 shares of Common Stock valued at $12 per share (for an aggregate of $10,233,744, treated as a distribution to such shareholders) and promissory notes in the aggregate amount of $825,000, evidencing the Corporation's obligations to repay capital. The promissory notes were repaid in full at the time of the initial public offering (the "Initial Public Offering") in October 1996.

   In December 1995, the Corporation issued to Connecticut Innovations, Incorporated ("CII"), a beneficial owner of more than 5% of the Common Stock, 129 shares of Class C Convertible Preferred Stock at a purchase price of $4,961.24 per share. Each share of Class C Convertible Preferred Stock converted into one share of Series C Convertible Preferred Stock in connection with the Recapitalization. Each share of Series C Convertible Preferred Stock automatically converted into 800 shares of Common Stock upon the closing of the Initial Public Offering. The holder of such shares of Common Stock is entitled to certain registration rights with respect thereto. See "Shares Eligible for Future Sale."

   In addition, immediately prior to the Initial Public Offering, CII exercised warrants to purchase an aggregate of 334,524 shares of Common Stock at an aggregate purchase price of $822,959.

   In October 1996, the Corporation issued to Barry K. Lewis, 18,333 shares of Common Stock at a purchase price of $.01 per share, pursuant to the terms of Mr. Lewis' employment agreement.

   The Corporation has an employment agreement, dated as of October 5, 1996, with Joseph Juliano, Executive Vice President of Strategic Product Management. The agreement terminates on October 31, 2000, unless sooner terminated as provided therein. The agreement provides for an annual base salary of $175,000 per year (plus a performance bonus of up to 10% of Mr. Juliano's annual base salary, in the sole discretion of the Board of Directors). Pursuant to the agreement, Mr. Juliano received on the commencement of his employment 24,000 shares of restricted Common Stock, of which shares, 25% becomes vested on April 1, 1997, and an additional 25% becomes vested on October 31 of each of 1998, 1999 and 2000, provided that vesting will accelerate upon the sale of the Corporation. The agreement also contains a non-competition provision pursuant to which Mr. Juliano is prohibited from competing with the Corporation during his employment with the Corporation and for one year thereafter.

   On December 31, 1996 and January 1, 1997, the Company loaned Mr. Juliano, an executive officer of the Company, an aggregate of $106,000, at an interest rate of 8.5% per annum pursuant to three promissory notes. Of the total amount, $40,000 was due on February 28, 1997 and was repaid in February 1997. Of the remaining $66,000 outstanding, $54,000 is payable on November 2, 1998 and $12,000 is payable on demand by the Company or the holder of the respective promissory note. The $54,000 is secured by a pledge of a security interest in 24,000 shares of restricted Common Stock held by Mr. Juliano.

   For a description of an employment agreement between the Corporation and Barry K. Lewis, see "Compensation of Executive Officers--Employment Agreement" above. For a description of stock options granted to certain directors of the Corporation, see "Director Compensation" above.

Stock Performance Graph

   The following graph compares the cumulative total stockholder return on the Common Stock of the Corporation between October 24, 1996 (the date the Corporation's Common Stock commenced public trading) and December 31, 1996 with the cumulative total return of (i) the Standard & Poors 500 Index (the "S&P 500 Index") and (ii) the Standard and Poor's Computers Index (Software and Services) (the "S&P Computers Index"), over the same period. This graph assumes the investment of $100.00 on October 24, 1996 in the Corporation's Common Stock, the S&P 500 Index and the S&P Computers Index, and assumes any dividends are reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
           Among International Telecommunication Data Systems, Inc.,
      The S&P 500 Index and the S&P Computers (Software & Services) Index

[typeset representation of line chart]

            INTERNATIONAL
          TELECOMMUNICATION                           S&P COMPUTERS
          DATA SYSTEMS, INC.       S&P 500        (SOFTWARE & SERVICES)
          ------------------       -------        ---------------------
10/24/96  100                        100                   100
12/31/96  152                        108                   111

[end line chart]

*$100 invested on 10/24/96 in stock or index--including reinvestment of dividends. Fiscal year ending December 31.

                                                          October 24, 1996    December 31, 1996
                                                         ----------------    -----------------
INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.            $100             $152
S&P 500                                                       $100             $108
S&P COMPUTERS (SOFTWARE & SERVICES)                           $100             $111

           RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected Ernst & Young LLP as independent accountants of the Corporation for the year ending December 31, 1997, subject to ratification by stockholders at the Meeting. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board of Directors will reconsider the matter. A representative of Ernst & Young LLP, which served as independent accountants for the year ended December 31, 1996, is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he or she so desires.

                                OTHER MATTERS

Matters to be Considered at the Meeting

   The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Solicitation of Proxies

   The Corporation will bear the costs of soliciting proxies. In addition to solicitations by mail, the Corporation's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. The Corporation will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. The Corporation will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Stockholder Proposals for 1998 Annual Meeting

   Any proposal that a stockholder intends to present at the 1998 Annual Meeting of Stockholders must be submitted to the Secretary of the Corporation at its offices, 225 High Ridge Road, Stamford, Connecticut 06905, no later than November 8, 1997 in order to be considered for inclusion in the Proxy Statement relating to that meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on its review of copies of reports filed by the directors and executive officers of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from certain Reporting Persons, the Company believes that during 1996 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Securities Exchange Act of 1934, as amended.

                                    By Order of the Board of Directors,

                                    Lewis D. Bakes, Secretary

   March 8, 1997

   THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY                                                                     PROXY

               INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.

                ANNUAL MEETING OF STOCKHOLDERS -- April 8, 1997

     The undersigned, having received notice of the meeting and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Charles L. Bakes, Mark D. Spitzer and John H. Chory, Esq., and each of them (with full power of substitution), as proxies of the undersigned to attend the Annual Meeting of Stockholders of International Telecommunication Data Systems, Inc. (the "Company") to be held on Tuesday, April 8, 1997, and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

     Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

     In their discretion, the named Proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

              PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE



A [X] Please mark your
      votes as in this
      example.

                                  WITHHOLD
                         FOR      AUTHORITY   Nominees: Stuart L. Bell
1. To elect              [ ]        [ ]                 Michael E. Kalogris
   Class I
   Directors:

INSTRUCTION: To withhold authority for any individual nominee, write the nominee's name in the space provided below.

___________________________________________________


                                               FOR     AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young    [ ]       [ ]       [ ]
   LLP as the Company's independent
   auditors for the current fiscal year.

     The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal specified above, this proxy will be voted for such election to office or proposal.

     This proxy is solicited on behalf of the Board of Directors of the Company.
















Signature(s): ______________ Signature(s): _______________ Dated: ___________
NOTE: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. If a corporation, sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name, by authorized person.